                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K





                                 Current Report
                        Pursuant to Section 13 or 15(d)
                                     of the
                        Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): October 7, 1994



                        THE PEREGRINE REAL ESTATE TRUST
             (Exact Name of Registrant as Specified in its Charter)

                                   California
                 (State or Other Jurisdiction of Incorporation)

         0-9097                                         94-2255677
(Commission File Number)                             (I.R.S. Employer
                                                  Identification Number)



1300 Ethan Way, Suite 200, Sacramento, California           95825
    (Address of Principal Executive Offices)              (Zip Code)

                                 (916) 929-8244
              (Registrant's Telephone Number, Including Area Code)


                           COMMONWEALTH EQUITY TRUST,
                 705 University Avenue, Sacramento, California
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         (a)  The Peregrine Real Estate Trust, formerly known as
              Commonwealth Equity Trust (the "Company"), filed a Form 8-K dated August 8, 1994, which included as an exhibit that certain Third Amended Plan of Reorganization, as Modified, of Commonwealth Equity Trust (the "Plan"). The Plan is incorporated herein by this reference.

              Capitalized terms used herein but not defined shall have the meaning given for such terms in the Plan.

              Prior to October 7, 1994 (the "Effective Date"), 25,000,000 shares of Old CET Common Stock were outstanding, which shares were held by approximately 29,000 shareholders. The Plan effectuated an approximately 10 for 1 reverse stock split; that is, for approximately every 10 shares of Old CET Common Stock, a shareholder received 1 share of New CET Common Stock.

              All Old CET Common Stock and old CET securities were cancelled and terminated as of the Effective Date.

              Pursuant to the terms of the Plan, the Company issued approximately 5,000,000 shares of New CET Common Stock as of the Effective Date. Approximately 2,550,000 shares, constituting 51% of the New CET Common Stock, were distributed to the parties defined in the Plan as the Pacific Mutual Lenders, and individually as follows:

Pacific Mutual Lender                               Number of Common Shares
Shareholder                                            Issued as of the
- --------------------                                    Effective Date
                                                    -----------------------
The Prudential Insurance Company of America                424,434

PRUCO Life Insurance Company                               254,660

Pacific Mutual Life Insurance Company                      679,095

Orix USA Corp.                                             101,864

Weyerhaeuser Company Master Retirement Trust                98,095

TCW Special Credits Fund IV                                316,884

TCW Special Credits Plus Fund                              337,884





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

TCW Special Credits Trust IV                               272,487

TCW Special Credits Trust IVA                               65,397


              The remaining 2,450,000 shares of New CET Common Stock, representing 49% of the New CET Common Stock, were issued to the holders of Old CET Common Stock and those persons who formerly owned Old CET Common Stock and have an Allowed Claim for Damages from the purchase and sale of the stock.

              In addition, 11,250,000 shares of preferred stock, representing 100% of the Company's preferred stock, were issued to the parties defined in the Plan as the Pacific Mutual Lenders, as of the Effective Date. The preferred shares were issued individually as follows:


Pacific Mutual Lender                                    Number of Preferred
Shareholder                                              Shares Issued as of
- ---------------------                                    the Effective Date
                                                         -------------------
The Prudential Insurance Company of America                   913,782

The Prudential Insurance Company of America                   958,721

PRUCO Life Insurance Company                                1,123,502

Pacific Mutual Life Insurance Company                       2,996,005

Orix USA Corp.                                                449,401

Weyerhaeuser Company Master Retirement Trust                  432,773

TCW Special Credits Fund IV                                 1,394,490

TCW Special Credits Plus Fund                               1,490,663

TCW Special Credits Trust IV                                1,202,147

TCW Special Credits Trust IVA                                 288,516


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  3.1     Restated Declaration of
             Trust of The Peregrine
             Real Estate Trust





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

     3.2     Byaws of The Peregrine
             Real Estate Trust

     4.1     Second Amended and Restated
             Note Agreement dated
             September 27, 1994, by and
             among Commonwealth Equity
             Trust, the Noteholders named
             therein and The Prudential
             Insurance Company of America
             as Agent for the Noteholders

     4.2     Loan and Security Agreement
             dated October 6, 1994, between
             Commonwealth Equity Trust and
             Foothill Capital Corporation

     4.3     Preferred Stock Purchase
             Agreement dated as of October 1,
             1994, by and among The Peregrine
             Real Estate Trust, Pacific
             Mutual Life Insurance Company,
             The Prudential Insurance Company
             of America, PRUCO Life Insurance
             Company, Orix USA Corporation,
             Weyerhaeuser Company Master
             Retirement Trust, TCW Special
             Credits Fund IV, TCW Special
             Credits Plus Fund, TCW Special
             Credits Trust IV and TCW Special
             Credits Trust IVA

     4.4     Registration Rights
             Agreement dated as of October 1,
             1994, by and among The Peregrine
             Real Estate Trust, Pacific
             Mutual Life Insurance Company,
             The Prudential Insurance Company
             of America, PRUCO Life Insurance
             Company, Orix USA Corporation,
             Weyerhaeuser Company Master
             Retirement Trust, TCW Special
             Credits Fund IV, TCW Special
             Credits Plus Fund, TCW Special
             Credits Trust IV and TCW Special
             Credits Trust IVA

     10      Services and Confidentiality
             Agreement dated October 1, 1994,
             between Commonwealth Equity Trust
             and Fama Management, Inc.





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
                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  THE PEREGRINE REAL ESTATE TRUST


                                  By:________________________________________
                                  Name:    Arnold E. Brown
                                  Title:   Chief Financial Officer



Date:  October 7, 1994





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
COMMISSION FILE NO. 1-9097              8-K                    PAGE 5 OF 5 PAGES


                                 EXHIBIT INDEX

                                                 Sequential Page
Exhibit         Name                                   No.
- -------         ----                             ---------------
  3.1           Restated Declaration of           Page 8 of 309
                Trust of The Peregrine
                Real Estate Trust

  3.2           Bylaws of The Peregrine           Page 53 of 309
                Real Estate Trust

  4.1           Second Amended and Restated       Page 83 of 309
                Note Agreement dated
                September 27, 1994, by and
                among Commonwealth Equity
                Trust, the Noteholders named
                therein and The Prudential
                Insurance Company of America
                as Agent for the Noteholders

  4.2           Loan and Security Agreement       Page 187 of 309
                dated October 6, 1994,
                between Commonwealth Equity
                Trust and Foothill Capital
                Corporation

  4.3           Preferred Stock Purchase          Page 245 of 309
                Agreement dated as of
                October 1, 1994, by and
                among The Peregrine
                Real Estate Trust, Pacific
                Mutual Life Insurance Company,
                The Prudential Insurance
                Company of America, PRUCO Life
                Insurance Company, Orix USA
                Corporation, Weyerhaeuser
                Company Master Retirement
                Trust, TCW Special Credits
                Fund IV, TCW Special
                Credits Plus Fund, TCW Special
                Credits Trust IV and TCW
                Special Credits Trust IVA

  4.4           Registration Rights               Page 279 of 309
                Agreement dated as of
                October 1, 1994, by and among
                The Peregrine Real Estate
                Trust, Pacific Mutual Life
                Insurance Company, The
                Prudential Insurance Company

                of America, PRUCO Life
                Insurance Company, Orix USA
                Corporation, Weyerhaeuser
                Company Master Retirement
                Trust, TCW Special
                Credits Fund IV, TCW
                Special Credits Plus Fund,
                TCW Special Credits Trust IV
                and TCW Special Credits
                Trust IVA

 10             Services and                       Page 299 of 309
                Confidentiality Agreement
                dated October 1, 1994,
                between Commonwealth Equity
                Trust and Fama Management, Inc.





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